SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2008

CarMax Auto Funding LLC

(Depositor)

CarMax Auto Owner Trust 2008-1

(Issuing Entity)

CarMax Business Services, LLC

(Sponsor)

(Exact name of Depositor/Registrant, Issuing Entity and Sponsor as specified in their respective charters)

Delaware

(State or other jurisdiction of

incorporation or organization of Registrant and Issuing Entity)

333-132357	01-0794037
333-132357-06	32-6062753
(Commission File Nos. for Registrant and Issuing Entity)	(I.R.S. Employer Identification Nos. for Registrant and Issuing Entity)

12800 Tuckahoe Creek Parkway, Suite 400, Richmond, Virginia 23238

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On January 22, 2008, CarMax Auto Owner Trust 2008-1 (the “Trust”) publicly issued $86,000,000 4.45395% Class A-1 Asset Backed Notes, $198,000,000 LIBOR + 0.70% Class A-2 Asset Backed Notes, $100,000,000 4.31% Class A-3 Asset Backed Notes, $60,000,000 4.79% Class A-4a Asset Backed Notes and $35,000,000 LIBOR + 1.30% Class A-4b Asset Backed Notes pursuant to a registration statement (333-132357) declared effective on May 19, 2006. On January 22, 2008, the Trust also issued $32,870,000 6.55% Class B Asset Backed Notes (the “Class B Notes”) and $11,810,000 8.00% Class C Asset Backed Notes (the “Class C Notes”). The initial holder of the Class B Notes and the Class C Notes is CarMax Auto Funding LLC, the Depositor/Registrant. In connection with such issuance, final copies of the Amended and Restated Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Receivables Purchase Agreement and the Interest Rate Swap Agreement are attached as exhibits hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2008	CARMAX AUTO FUNDING LLC

	By:	/S/ Thomas W. Reedy
Thomas W. Reedy
Treasurer

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Exhibit Index

Exhibit	Description
4.1	Amended and Restated Trust Agreement dated as of January 1, 2008 among CarMax Auto Funding LLC (“CarMax Funding”), as depositor, BNYM (Delaware), as Delaware trustee, and The Bank of New York, as owner trustee.

4.2	Indenture dated as of January 1, 2008 between CarMax Auto Owner Trust 2008-1 (the “Issuer”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) (including forms of the Notes).

10.1	Sale and Servicing Agreement dated as of January 1, 2008 among the Issuer, CarMax Funding, as depositor, and CarMax Business Services, LLC (“CarMax”), as servicer.

10.2	Administration Agreement dated as of January 1, 2008 among the Issuer, CarMax, as administrator, and the Indenture Trustee.

10.3	Receivables Purchase Agreement dated as of January 1, 2008 between CarMax, as seller, and CarMax Funding, as purchaser.

10.4	ISDA Master Agreement dated as of January 22, 2008 between Bank of America, N.A. (the “Swap Counterparty”) and the Issuer.

10.5	Schedule to the ISDA Master Agreement dated as of January 22, 2008 between the Swap Counterparty and the Issuer.

10.6	Credit Support Annex to the Schedule to the ISDA Master Agreement dated as of January 22, 2008 between the Swap Counterparty and the Issuer.

10.7	Swap Transaction Confirmation dated as of January 22, 2008 between the Swap Counterparty and the Issuer relating to the Class A-2 Notes.

10.8	Swap Transaction Confirmation dated as of January 22, 2008 between the Swap Counterparty and the Issuer relating to the Class A-4b Notes.

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